Acquisition of Thinking Tree Spirits	9 Months Ended
Sep. 30, 2024
Acquisition of Thinking Tree Spirits [Abstract]
ACQUISITION OF THINKING TREE SPIRITS

NOTE 10 — ACQUISITION OF THINKING TREE SPIRITS

Business Combinations — On February 21, 2024, the Company purchased all the outstanding stock of Thinking Tree Spirits, Inc. (“TTS”), which was accounted for as a business combination, requiring assets and liabilities assumed to be measured and recorded at their acquisition date fair values as of acquisition date. The resolution of the contingent earn out payments, will be reviewed at each subsequent reporting period, and any increases or decreases in fair value will be recorded in the income statement as an operating gain or loss.

Under the terms of the stock sale, the Company paid the shareholders of TTS $670,686 (net of $50,000 held back for post-closing accounting true-ups) using shares of common stock of the Company. The $670,686 was paid using common stock of the Company at a negotiated price of $13.16 per share (or 50,972 shares), subject to a true-up provision (to the price per share of the Company’s anticipated IPO, if lower — as of September 30, 2024: $5.00 per share or 134,137 shares) that expired on August 31, 2024, but which was subsequently extended by the Parties to after the conclusion of the dissenters rights process under Oregon law.

In September 2024, the Company extended the true-up provision under the terms of the TTS stock sale from August 31, 2024 to the date of settlement of the Thinking Tree Spirits Dissenters Rights Process, resulting in the delay in reclassifying the TTS purchase price liability to equity (under ASC-480). Subsequent to September 30, 2024, upon the November 25, 2024 initial public offering at $4.00 per share, the true-up provision related to the $670,686 at $4.00 per share equaled 167,671 shares, an increase of 116,699 shares over the original 50,972 shares, but subject to any reductions for payments made to dissenters. (See below and also Note 16).

ASC 480 requires a financial instrument to be classified as a liability if such financial instrument contains a conditional obligation that the issuer must or may settle by issuing a variable number of its equity securities if, at inception, the monetary value of the obligation is predominantly based on a known fixed monetary amount. In September 2024, under the terms of the TTS stock sale, the true-up provision for the $670,686 purchase price payment in the form of common stock was extended through the settlement of the Thinking Tree Spirits Dissenters Rights Process (See Note 16). Once the final determination is made on the amount owed to dissenters, if any, that amount will be deducted from the true-up amount and the resulting number of shares of common stock will be issued at the price per share of the common stock in the Company’s initial public offering (which occurred subsequent to September 30, 2024, on November 25, 2024, at $4.00 per share), at which time, the conversion price will become fixed and the purchase price will no longer qualify to be classified as a liability in accordance with ASC 480, and will be reclassified to equity. The estimated fair value of the $127,076 in estimated future contingent values (discussed also below) is recorded as a (long term) liability until such time as their obligation for potential payment becomes established as something more than zero and the payment number of shares is established, at which time, such future contingent payments will likewise be reclassified from liabilities to equity in accordance with ASC 480.

Allocation of the purchase price based on the estimated fair values of the acquired assets and liabilities assumed as of February 21, 2024 are as follows:

Amounts
Assets:
Inventory	$143,423
Other Current Assets/(Liabilities), net	(3,068)
Property and Equipment	127,600
Intangible Asset – Thinking Tree Trade Name	490,000
Intangible Asset – Thinking Tree Customer Relationships	360,000
Goodwill	636,997
Total Assets	$1,754,952
Liabilities:
Accounts Payable and Other Current Liabilities	$42,739
SBA Loan	389,875
Other Non-Current Liabilities	17,449
Total Liabilities	450,063
Total Purchase Consideration	$1,304,889

In conjunction with the acquisition, for the quarter ended March 31, 2024, the Company recorded estimated fair values of $1,254,889 for payments in the form of Company common stock (including $670,686 in common stock of the Company and $584,203 in estimated future contingent payments). The acquisition was recorded at estimated fair values, based on the payments made, and a fair value probability applied to the contingent earn out payments. The fair value of the acquisition will be re-measured for each subsequent reporting period until resolution of the contingent earn out payments, and any increases or decreases in fair value will be recorded in the income statement as an operating loss or gain. The recorded fair value of the acquisition was reviewed as of June 30, 2024, with a decrease in valuation for the contingent earn out payments to $127,076 and decrease in fair value recorded in the income statement as an operating gain of $457,127. The recorded fair value of the acquisition was reviewed as of September 30, 2024, with no change in fair value deemed necessary.

Under the terms of the TTS acquisition, TTS shareholders will be eligible to receive contingent earn out payments from the Company through February 21, 2027 of:

●	Up to $800,000 per year (payable in Company common stock) in each of the first 3 years post acquisition with the final closing date on December 31, 2026 (for an aggregate of up to $2,400,000), calculated as $1.00 worth of Company common stock for every $1.00 of revenue of TTS brands and activities that exceed the previous year’s TTS associated revenue. Shortfalls in years 1 and 2 to be caught up in years 2 and/or 3, if revenues are then sufficient.

●	$395,000 if TTS is successful in securing an agreement for a new tasting room location, to be branded TTS and Heritage Distilling, or as a Company approved sub-brand or collective brand, within a certain confidential retail location in Portland OR within 3 years, TTS shareholders will receive an additional $395,000, payable at HDHC’s election either in cash or in shares of the Company’s common stock (based on closing price 30 days post opening of such location).

The fair value of property and equipment was estimated by applying the cost approach, which estimates fair value using replacement or reproduction cost of an asset of comparable utility, adjusted for loss in value due to depreciation and economic obsolescence. The fair value of the contingent earn-out was estimated using a discounted cash flow approach, which included assumptions regarding the probability-weighted cash flows of achieving certain capacity development milestones.

Intangible assets were determined to meet the criterion for recognition apart from tangible assets acquired and liabilities assumed. The fair values of intangible assets were estimated based on various valuation techniques including the use of discounted cash flow analyses, and multi-period excess earnings valuation approaches, which use significant unobservable inputs, or Level 3 inputs, as defined by the fair value hierarchy. These valuation inputs included estimates and assumptions about forecasted future cash flows, long-term revenue growth rates, and discount rates. The fair value of the customer relationships intangible asset was determined using a discounted cash flow model that incorporates the excess earnings method and will be amortized on an accelerated basis over the projected pattern of economic benefits of approximately 6 to 10 years.

As described in more detail above, Intangible Assets and Goodwill related to the TTS acquisition are composed of the following as of September 30, 2024:

	Life	Cost	Accumulated Amortization	Accumulated Impairment Charge	Net
Intangible Assets:
Thinking Tree Trade Name	6 years	$490,000	$20,539	$—	$469,461
Thinking Tree Customer Relationships	10 years	360,000	11,444	$—	$348,556
Goodwill – Thinking Tree Acquisition	N/A	636,997	N/A	$—	$636,997
Total		$1,486,997	$31,983	$—	$1,455,014

There were no intangible assets or goodwill as of December 31, 2023.

Thinking Tree Spirits Dissenters’ Rights Process: In July 2024 three Thinking Tree Spirits shareholders served their notice to exercise dissenters’ rights under Oregon law. Dissenters’ rights statutes allow a party opposed to certain transactions to demand payment in cash for the value of their interests held rather than receive shares in the resulting entity. Parties can either agree upon a negotiated value or a dissenter who does not believe they are being fairly compensated for the value of their interests may seek a judicially determined value. In the case of a private entity, or a transaction involving private companies with no public clearing price for their stock, certain methods, models and assumptions are used to attempt to estimate or derive a fair market value. The statutory deadline has passed for any other Thinking Tree Spirits shareholders to claim dissenter’s rights.

The amount being sought by the dissenters would consume most, if not all, of the amount in stock paid in the transaction, and management believes the amount of compensation they are seeking is too high.

Because this process creates uncertainty related to how many net Heritage shares are owed to the remaining Thinking Tree Spirits shareholders, management has made the decision to place any Heritage shares of stock that were to go to Thinking Tree Spirits shareholders in escrow until the matter is resolved. Likewise, any make-up shares that we assumed were to be issued at the close of the Company’s initial public offering will also be held in escrow until the same final value determination is made. This is to ensure Heritage is not double paying for the company in both shares and cash.

To the extent any amount of cash is due to the three dissenters from Heritage, management will deduct that from the total amount of consideration that had been agreed upon for the Thinking Tree Spirits acquisition, and the remaining amount due to the remaining Thinking Tree Spirits shareholders, if any, will be then paid in Heritage shares at the agreed upon transaction price per share in the original transaction. Any unused Heritage shares will be returned to the treasury and will not be considered outstanding. So long as these shares are held in escrow they will not be eligible for trading or voting.

Subsequent to November 25, 2024 we settled with one of the three TTS dissenters and we sent the remaining two dissenters the statutorily required payment offers and documentation to attempt to wind down the dissenters process. The statutorily required thirty (30) day review period for those offers passed on January 6, 2025 with one objection from one of the remaining dissenters. Nevertheless, we believe the matter to be concluded, but there is a risk either or both of the late responding dissenters could attempt to extract more value than the offer that was sent to them. It is unclear under Oregon law how successful they would be in such attempts since the review period has passed. As a result of netting out the amount paid to such dissenters from the makeup provisions of our acquisition agreement with the remaining TTS shareholders, we assume we will issue the remaining TTS shareholders an additional 83,407 shares of our unregistered common stock which will be subject to lockup agreements that do not allow such shares to be sold until after the one hundred and eighty (180) day anniversary of the date of their grant. The granting of such shares shall occur after this offering becomes effective after we have been advised by outside counsel that the risk of a dissenter reopening the matter has passed or is nonmaterial.